UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA			90067
(Address of principal executive offices)			(Zip code)

Copy to:

Daniel J. Hall 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067			P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4100

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Ares Multi-Strategy Credit Fund, Inc.
(NYSE: ARMF)

Semi-Annual Report

April 30, 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profiles & Financial Data	5
Schedules of Investments	7
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Statements of Cash Flows	25
Financial Highlights	26
Notes to Financial Statements	28
Proxy & Portfolio Information	40
Dividend Reinvestment Plans	41
Corporate Information	42
Privacy Notice	43
Directors and Officers	44

Semi-Annual Report 2015

Ares Management Funds

Letter to Shareholders

April 30, 2015 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or a "fund") and the Ares Multi-Strategy Credit Fund, Inc. ("ARMF" or a "fund" and, collectively with ARDC, the "Funds"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC and ARMF.

Economic Conditions and Leveraged Finance Market Update

Elevated market volatility has been a predominant theme thus far during 2015 driven principally by commodity prices and changing interest rate expectations. Divergent central bank policies globally have resulted in increased interest rate volatility with the U.S. 10-year treasury bond experiencing 50+ bps moves in each of the first two months of 2015. As a consequence of global monetary policy, the U.S. dollar has been markedly stronger, which has exacerbated the decline in global commodity prices. Oil in particular has experienced meaningful price swings around data releases on inventory levels, rig counts and geopolitical events. More recently, market sentiment has improved due to an April rally in energy prices and mixed economic reports which shifted consensus that the Federal Reserve (the "Fed") will not begin to tighten monetary policy until later in 2015. In addition, credit markets have been supported by improving technical conditions resulting from favorable supply and demand dynamics for loans as well as robust new issuance and retail inflows for bonds. On a year-to-date ("YTD") basis for the period ending April 30, 2015, credit has outperformed equities with the Credit Suisse Leveraged Loan Index ("CSLLI") and Merrill Lynch High Yield Master II Index ("H0A0") posting gains of 2.99% and 3.77%, respectively, compared to 1.92% for the S&P 500.

Economic expansion in the U.S. fell short of expectations for the first quarter of 2015 primarily due to declining business investment, tumbling exports and decelerating consumer spending. The U.S. Department of Commerce released the advance estimate of U.S. GDP in late April, reporting the economy expanded at a 0.2% annualized rate during the first three months of the year. This reading was well below the 0.9 to 1.4% estimated growth range that economists predicted and is a meaningful slowdown from the two prior quarters as first quarter activity was negatively impacted by harsh weather conditions on the East Coast, a strong U.S. dollar, declining activity in the commodity sector and lingering weakness abroad. While some of these factors appear to be transitory in nature, it is possible that a stronger U.S. dollar and lower oil prices will persist, potentially keeping exports and energy-sector investment under pressure. Employment data rebounded from a dismal first quarter as the U.S. Labor Department reported 223,000 jobs were created during the month of April and the unemployment rate dropped to a near seven-year low of 5.4%. The combination of a healthy rebound in second quarter employment figures coupled with tepid wage growth and a lower participation rate was favorably received by financial markets as continued mixed economic data has deferred rate hike expectations from the Fed until later in the year. The Fed has reiterated that growth in wages and the overall employment picture are critical in determining when to begin tightening monetary policy in the U.S. Consequently, interpretation of the payroll numbers (positively or negatively) has generated large movements in both equity and fixed income markets alike. We anticipate interest rate volatility will remain elevated over the near-term as market participants continue to evaluate factors that may impact timing of the Fed's interest rate action.

Following a strong rally on the heels of the European Central Bank's ("ECB") announcement of its quantitative easing program earlier this year, European markets quietly sold off during the second half of April. European equities posted their first monthly loss for 2015 in April after a strong first quarter where returns were broadly up double digits across the region. Government bonds likewise retreated during the second half of April with the German 10-year Bund ending the month at a yield of 0.38% after reaching a low yield of near 0% during the middle of the month. Additionally the Euro, which had declined to $1.05 against the U.S. Dollar in mid-April, rallied to end April at a EUR/USD exchange rate of $1.12. As investors continued to search for yield, the non-investment grade credit markets remained healthy with bank loan returns outpacing high yield bonds (the Credit Suisse Western European Leveraged Loan Index returned 0.94% versus 0.52% for the BofA European High Yield Index), amid an ongoing lack of new issue supply. Areas of concern for the broader Eurozone remain focused on reducing deflationary pressures and jumpstarting a sluggish economy, both of which the ECB's quantitative easing program is designed to address. Risks to a broader European recovery remain elevated however amid concerns over slowing growth in both emerging markets as well as in the U.S. following a sluggish first quarter. Furthermore, ongoing discussions surrounding the stabilization of Greece and a potential exit from the Eurozone continue to hang over the broader region. Accordingly, our thesis remains unchanged with respect to the broader European region as we continue to anticipate that market volatility will remain elevated over the near-term in Europe, driven largely by economic data reports on the broader health of the Eurozone region and headlines associated with Greece.

Semi-Annual Report 2015

Ares Management Funds

Letter to Shareholders (continued)

April 30, 2015 (Unaudited)

As it relates to the structured credit landscape, global primary collateralized loan obligation ("CLO") volumes decreased in April following the busiest first quarter on record, with $10.1bn issued from 18 transactions in the U.S. and €1.3bn across three deals in Europe according to S&P LCDi. While CLO demand remains healthy, there is concern that market regulation and other factors will continue to suppress loan issuance going forward. Year-to-date new issue loan volume stands at $96.1bn according to JP Morganii, a 58% drop from one year ago. Difficulty constructing new loan portfolios and challenging arbitrage conditions, combined with changes to the market regime as risk retention compliant CLOs arise are all key drivers of a reduced CLO supply outlook. A recurring theme of discussions amongst CLO market participants continues to be U.S. risk retention ahead of the December 2016 deadline. Most managers have begun to consider and conduct preliminary assessments of viable solutions. This may result in some M&A activity among CLO managers. With supply constraints expected to persist, CLO debt spreads have compressed steadily since March, with 2.0 CLO (post-2011 CLO vintages) mezzanine notes outperforming. Tighter liability spreads have also spurred a wave of CLO refinancings, including four in April, which have coincided with amendments to bring these CLOs into compliance with the Volcker Rule. According to Wells Fargo, approximately 20% of 2012 vintage CLOs have already refinanced and the pace is expected to remain healthy in the foreseeable futureiii. With an eroding technical environment driven by a lack of loan supply, coupled with increased demand for floating rate assets, we could see further compression in loan spreads putting additional pressure on CLO arbitrage conditions, further impeding primary CLO issuance which is likely to result in further tightening of CLO liability spreads. This daisy chain of interdependent factors is something that has informed our investment thesis in CLO debt securities for some time now. Should this thesis continue to play out, we would expect to see generally attractive return performance in the funds' CLO investments. Away from market technicals, we remain pleased with the fundamental performance and credit quality of the funds' CLO investments. We continue to see strong relative value and attractive risk-adjusted returns compared to most similarly-rated corporate credit alternatives.

Despite interest rate volatility, we continue to believe corporate balance sheets (away from the energy sector) are fundamentally sound; however, we have seen headwinds to earnings and revenue growth given challenging economic conditions outside the U.S. Earnings season is largely complete with approximately ninety percent of S&P 500 companies having reported first quarter 2015 earnings thus far. Through earnings season, we witnessed a modest increase in the percentage of firms missing their earnings estimates, whether due to depreciating foreign currency effects or declining revenue amid a slow global economic growth environment. While the underlying reason for each earnings disappointment may be different, in most cases the end result has been that firms that have missed earnings have been overly punished in both the equity and credit markets. Specific to the credit markets, contributing to and often times exacerbating this earnings based volatility has been the continued decline of dealer inventory as new regulations have significantly curtailed their ability to hold inventory and take risk. With no market makers to support a bid, price fluctuations caused by negative news have in some cases been significant. As a result of this evolving trading environment, we believe additional value is rewarded to discriminant credit pickers who are able to identify credit deterioration in advance of a market move. Further, we believe such punishment will also create buying opportunities for managers who are able to effectively identify credits that may have been unduly punished and opportunistically provide a bid to indiscriminant sellers. We expect outperformance to be awarded to those managers who focus on credit selection and mistake avoidance and understand the potential impact of broader market factors. Marrying these capabilities with thorough bottom-up credit analysis is a practice that we believe Ares Management does particularly well. Overall, we continue to view the non-investment grade credit markets as an attractive asset class for capital deployment given the overall healthy credit environment and potential for current income generation.

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Advisor"), a subsidiary of Ares Management, L.P. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. ARDC invests primarily in a broad, dynamically-managed portfolio of credit investments. As of April 30, 2015, ARDC held approximately 48% of its Managed Assets in corporate bonds, more than 34% in senior loans and just over 17% in CLO securities, with the balance being in cash. As of April month-end, ARDC's investments included 138 issuers diversified across more than 30 distinct industries (based on Merrill Lynch industry classifications). The top five industry groups (excluding CLO securities) represented 32% of total holdings of ARDC while the top ten issuer holdings accounted for approximately 15% of total portfolio holdings. ARDC has outperformed both the CSLLI and the H0A0 for

Semi-Annual Report 2015

Ares Management Funds

Letter to Shareholders (continued)

April 30, 2015 (Unaudited)

the year-to-date period ending April 30, 2015 on a Net Asset Value ("NAV") basis returning 4.04% versus 2.99% and 3.77% for the CSLLI and H0A0, respectively.

Ares Multi-Strategy Credit Fund, Inc.

ARMF is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARMF" and is externally managed by the Advisor. ARMF's investment objective is to seek to provide an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. ARMF invests primarily in a broad, dynamically managed portfolio of credit investments. As of April 30, 2015, ARMF held approximately 42% of its Managed Assets in corporate bonds, just over 30% in senior loans, approximately 21% in CLO debt securities, just over 5% in CLO equity and the balance in cash. As of April month-end, ARMF's investments included 118 issuers diversified across more than 30 distinct industries (based on Merrill Lynch industry classifications). The top five industry groups (excluding CLO securities) represented 30% of total holdings of ARMF while the top ten issuer holdings accounted for less than 16% of total portfolio holdings. ARMF has outperformed both the CSLLI and the H0A0 for the year-to-date period ending April 30, 2015 on a Net Asset Value ("NAV") basis returning 3.99% versus 2.99% and 3.77% for the CSLLI and H0A0, respectively.

In conclusion, we maintain strong conviction in the ARDC and ARMF portfolios and believe both funds continue to be well positioned to take advantage of buying opportunities in the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. Thank you again for your continued support of ARDC and ARMF. If you have any questions about either Fund, please call 1-877-855-3434, or visit the Funds' websites at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This letter should not be considered investment advice or an offer of any security for sale.

i S&P Capital IQ LCD. "Global Databank," May 11, 2015.

ii J.P. Morgan: "US Fixed Income Markets Weekly: CLO," May 8, 2015.

iii Wells Fargo: "The CLO Salmagundi: Refi Pain and Gain, "April 30, 2015.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

April 30, 2015 (Unaudited)

Portfolio Characteristics as of 4.30.15

Weighted Average Floating Coupon[1]	5.21%
Weighted Average Bond Coupon[2]	8.32%
Current Distribution Rate[3]	8.62%

1 The weighted-average gross interest rate on the pool of loans as of April 30th, 2015.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 The distribution rate is calculated based on latest declared monthly dividend annualized and divided by the closing market price of the Fund's shares as of April 30th, 2015. The Fund currently estimates that such distributions have been paid entirely from investment income. However, to the extent any portion of the current distribution is paid from sources other than investment income (such as long-term capital gains or return of capital) the source(s) would be disclosed in a Section 19 notice located under the "Investor Documents" section of the Fund's website. These estimates should not be relied on for tax purposes. The Fund will send to investors a Form 1099-DIV for the calendar year that will define how these distributions should be reported for federal income tax purposes. The distribution rate alone is not indicative of Fund performance.

Top 10 Holdings4 as of 4.30.15

Apidos	1.95%
Rite Aid Corp	1.85%
Altice International	1.40%
Alinta Energy Ltd	1.40%
Syniverse	1.38%
Travelport	1.36%
NavistarIntCorp	1.33%
Ferrellgas Partners	1.31%
TMF Group	1.29%
Gala Coral Group Ltd	1.28%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 4.30.15

	Market	NAV
Year to Date	5.90%	4.04%
1 Month	0.84%	1.18%
Since Inception*	-0.94%	5.78%

*Since Inception of fund (11/27/2012). Past performance is not indicative of future results

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 4.30.15

This data is subject to change on a daily basis.

Fixed vs. Floating Rate as of 4.30.15

Industry Allocation5 as of 4.30.15

5 Merrill Lynch ML4 industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Semi-Annual Report 2015

Ares Multi-Strategy Credit Fund, Inc.

Fund Profile & Financial Data

April 30, 2015 (Unaudited)

Portfolio Characteristics as of 4.30.15

Weighted Average Floating Coupon[1]	5.93%
Weighted Average Bond Coupon[2]	8.63%
Current Distribution Rate[3]	9.05%

1 The weighted-average gross interest rate on the pool of loans as of April 30th, 2015.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 The distribution rate is calculated based on latest declared monthly dividend annualized and divided by the closing market price of the Fund's shares as of April 30th, 2015. The Fund currently estimates that such distributions have been paid entirely from investment income. However, to the extent any portion of the current distribution is paid from sources other than investment income (such as long-term capital gains or return of capital) the source(s) would be disclosed in a Section 19 notice located under the "Investor Documents" section of the Fund's website. These estimates should not be relied on for tax purposes. The Fund will send to investors a Form 1099-DIV for the calendar year that will define how these distributions should be reported for federal income tax purposes. The distribution rate alone is not indicative of Fund performance.

Top 10 Holdings4 as of 4.30.15

Altice International	1.69%
TMF Group	1.64%
ATLAS IV CLO	1.63%
Gala Coral Group Ltd	1.63%
Cent XVIII CLO LP	1.58%
Alinta Energy Ltd	1.56%
Boyd Gaming	1.52%
Rite Aid Corp	1.49%
Babson CLO Ltd	1.43%
WorldPay	1.35%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 4.30.15

	Market	NAV
Year to Date	6.58%	3.99%
1 Month	1.41%	1.44%
Since Inception*	-6.19%	3.26%

* Since Inception of fund (10/28/13). Past performance is not indicative of future results

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 4.30.15

This data is subject to change on a daily basis.

Fixed vs. Floating Rate as of 4.30.15

Industry Allocation5 as of 4.30.15

5 Merrill Lynch ML4 industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

April 30, 2015 (Unaudited)

Floating Rate Term Loans 48.3%(b)

	Principal Amount	Value(a)
Aerospace & Defense 3.7%
DAE Aviation Holdings, Inc., Initial Loan 2nd Lien, 7.75%, 08/05/2019	$3,973,246	$4,017,945
DAE Aviation Holdings, Inc., Tranche B-1 Loan (2018), 5.00%, 11/02/2018	227,467	228,793
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	2,241,379	2,232,974
TASC, Inc., 2nd Lien Term Loan, 12.00%, 05/23/2021	1,700,000	1,785,000
TASC, Inc., Term Loan, 7.00%, 05/22/2020	1,795,500	1,811,211
Transdigm, Inc., Term Loan C, 3.75%, 02/28/2020	1,680,702	1,684,718
		11,760,641
Automobile 1.9%
Navistar, Inc., Tranche B Term Loan, 5.75%, 08/17/2017	2,414,785	2,425,362
TI Group Automotive Systems, LLC, Additional Term Loan, 4.25%, 07/02/2021	3,482,456	3,485,346
		5,910,708
Banking, Finance & Insurance 1.3%
Asurion, LLC, 2nd Lien Term Loan, 8.50%, 03/03/2021	4,000,000	4,054,000
Beverage, Food & Tobacco 0.0%
Charger OpCo B.V., EUR Term Loan B-2, (Netherlands), 3.50%, 07/23/2021(c)	€1,500,000	11,399
Charger OpCo B.V., USD Term Loan B-2, (Netherlands), 3.50%, 07/23/2021(c)	$1,500,000	(7,500)
		3,899
Broadcasting & Entertainment 1.7%
Clear Channel Communications, Inc., Tranche D Term Loan, 6.93%, 01/30/2019	1,000,000	956,250

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Clear Channel Communications, Inc., Tranche E Term Loan, 7.68%, 07/30/2019	$2,500,000	$2,421,875
Sinclair Television Group, Inc., Incremental Tranche B-1 Term Loan, L+2.75%, 07/30/2021(d)	2,127,660	2,128,553
		5,506,678
Cable & Satellite TV 2.1%
Altice Financing S.A., USD Tranche Loan, (Luxembourg), 5.25%, 01/28/2022	1,000,000	1,011,250
Promotora de Informaciones, S.A., Tranche 2, (Spain), 2.60%, 12/12/2018	€3,050,000	3,101,649
Virgin Media SFA Finance, Ltd., Facility E, (Great Britain), 4.25%, 06/30/2023	£1,575,000	2,426,316
		6,539,215
Chemicals, Plastics & Rubber 2.7%
ANI Printing Inks B.V., Initial Term C Loan, (Netherlands), 4.75%, 09/03/2021	$73,955	74,302
Colouroz Investment 2, LLC, Initial Term B-2 Loan, 4.75%, 09/03/2021	447,366	449,464
Colouroz Investment 2, LLC, Initial Term B-2 Loan 2nd Lien, 8.25%, 09/05/2022	1,500,000	1,463,745
Flint Group GmbH, Initial Euro Term Loan 2nd Lien, (Denmark), 8.25%, 09/07/2021	€784,306	882,775
HII Holding Corporation, Term Loan 2nd Lien, 9.50%, 12/21/2020	$3,250,000	3,250,000
Ineos Finance PLC, 2022 EUR Term Loan, (Great Britain), L+3.25%, 03/31/2022(d)	€2,150,000	2,422,351
		8,542,637
Consumer Products 1.1%
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	$2,895,000	2,595,860
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	869,565	739,130
		3,334,990

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Diversified & Conglomerate Services 4.2%
Brickman Group, Ltd., LLC, Term Loan 2nd Lien, 7.50%, 12/17/2021	$3,747,750	$3,777,432
Language Line, LLC, Tranche B Term Loan, 6.25%, 06/20/2016	1,760,011	1,753,851
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	1,975,000	1,905,875
Travelport Finance Sarl, Initial Term Loans, (Luxembourg), 5.75%, 09/02/2021	5,978,940	6,035,919
		13,473,077
Electronics 1.1%
Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.00%, 01/15/2021	3,349,000	3,376,227
Grocery 3.0%
Albertson's, LLC, Term Loan B-4, 5.50%, 08/25/2021	4,500,000	4,545,630
GOBP Holdings, Inc., 1st Lien Term Loan, 5.75%, 10/21/2021	2,992,500	3,026,166
GOBP Holdings, Inc., 2nd Lien Term Loan, 9.25%, 10/21/2022	1,893,000	1,878,802
		9,450,598
Healthcare, Education & Childcare 1.6%
Acadia Healthcare Company, Inc., Term Loan B, 4.25%, 02/11/2022	997,500	1,007,894
Par Pharmaceutical Companies, Inc., Term Loan B-3, 4.25%, 09/30/2019	2,500,000	2,505,875
Radnet Management, Inc., Tranche B Term Loan, L+3.25%, 10/10/2018(d)(e)	779,221	780,195
STHI Holding, Inc., Initial Term Loan, 4.50%, 08/06/2021	710,714	709,527
		5,003,491

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Hotels, Motels, Inns & Gaming 2.5%
Mohegan Tribal Gaming Authority, Term Loan B, L+4.50%, 11/19/2019(d)	$3,500,000	$3,483,130
Scientific Games International, Inc., Initial Term B-2 Loan, 6.00%, 10/01/2021	4,488,750	4,533,638
		8,016,768
Leisure, Amusement & Entertainment 0.7%
Delta 2 (LUX) Sarl, Term Loan 2nd Lien, (Luxembourg), 7.75%, 07/31/2022	1,000,000	1,000,940
Regal Cinemas Corporation, Term Loan, 3.75%, 04/01/2022	1,278,882	1,284,586
		2,285,526
Manufacturing 0.8%
Alliance Laundry Systems, LLC, Initial Term Loan 2nd Lien, L+8.25%, 12/10/2019(d)	2,644,693	2,651,305
Non-Durable Consumer Products 0.5%
Hanesbrands, Inc., Term Loan B, L+2.50%, 04/29/2022(d)	1,575,630	1,580,562
Oil & Gas 3.5%
Energy & Exploration Partners, LLC, Initial Loan, 7.75%, 01/22/2019	4,401,330	3,851,164
Energy Transfer Equity, L.P., Term Loan C, 4.00%, 12/02/2019	3,938,144	3,947,359
Templar Energy, LLC, Incremental Term Loans 2nd Lien, 8.50%, 11/25/2020	4,392,268	3,310,672
		11,109,195
Personal Transportation 1.0%
Air Medical Group Holdings, Inc., Initial Term Loan, L+3.50%, 04/28/2022(d)	3,060,000	3,056,726
Personal, Food & Miscellaneous Services 0.4%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 04/02/2020	2,477,310	1,317,731

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Pipeline 0.6%
Targa Resources Corporation, Term Loan, 5.75%, 02/25/2022	$1,969,767	$1,994,390
Printing & Publishing 2.2%
Dex Media East, LLC, Term Loan (2016), 6.00%, 12/30/2016	4,050,658	3,166,763
F&W Media, Inc., Initial Term Loan, 7.75%, 06/30/2019	2,394,867	2,317,034
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	1,524,255	1,533,142
		7,016,939
Retail Stores 6.0%
Dollar Tree, Inc., Initial Term Loan B, 4.25%, 03/09/2022	1,200,000	1,214,856
Harbor Freight Tools USA, Inc., Initial Loans (TL), 4.75%, 07/26/2019	3,822,057	3,845,945
JC Penney Corporation, Inc., Term Loan, 6.00%, 05/22/2018	2,947,500	2,945,643
Neiman Marcus Group, Inc., Term Loan 1, 4.25%, 10/25/2020	4,937,625	4,947,303
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loans, 5.75%, 08/21/2020	2,000,000	2,022,500
Rite Aid Corporation, Tranche 2 Term Loan, 4.88%, 06/21/2021	4,075,000	4,087,673
		19,063,920
Service & Equipment 0.2%
Ship Luxco 3 Sarl, Facility B1A-II, (Luxembourg), 6.00%, 11/29/2019	£500,000	769,852
Technology 1.5%
Allflex Holdings III, Inc., (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	$1,500,000	1,504,020
Aricent Technologies, Initial Term Loan, (Cayman Islands), 5.50%, 04/14/2021	1,675,782	1,691,501

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Ship Midco, Ltd., Facility C1 (GBP), (Great Britain), 5.75%, 11/29/2019	£1,000,000	$1,543,543
		4,739,064
Telecommunications 0.9%
Communications Sales & Leasing, Inc., Term Loan, L+4.00%, 10/24/2022(d)	$2,000,000	1,995,000
Sable International Finance, Ltd., Term Loan, (Cayman Islands), 5.50%, 04/28/2017	816,089	816,089
		2,811,089
Utilities 2.0%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), L+5.38%, 08/13/2018(c)(d)	403,500	103,270
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), L+5.38%, 08/13/2019(d)	6,090,277	6,088,754
		6,192,024
Waste Management 1.1%
Waste Industries USA, Inc., Initial Term Loan, 4.25%, 02/27/2020	3,500,000	3,526,250
Total Floating Rate Term Loans (Cost: $156,277,298)		153,087,502

Corporate Bonds 67.1%

Aerospace & Defense 1.7%
Bombardier, Inc., 144A, (Canada), 7.50%, 03/15/2025	3,100,000	3,072,875
Spirit AeroSystems, Inc., 6.75%, 12/15/2020	2,197,000	2,326,074
		5,398,949
Automobile 3.5%
Fiat Chrysler Automobiles NV, 144A, (Netherlands), 5.25%, 04/15/2023	2,500,000	2,525,000
Navistar International Corporation, 8.25%, 11/01/2021	3,500,000	3,460,625
Schaeffler Finance B.V., 144A, (Netherlands), 4.75%, 05/15/2023	3,000,000	3,067,500

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
ZF North America Capital, Inc., 4.75%, 04/29/2025	$2,000,000	$2,005,000
		11,058,125
Banking, Finance & Insurance 1.2%
TransUnion, 9.63%, 06/15/2018(f)	3,750,000	3,778,125
Beverage, Food & Tobacco 1.3%
Premier Foods Finance PLC, 144A, (Great Britain), 5.56%, 03/16/2020(g)	£2,965,000	4,234,478
Broadcasting & Entertainment 5.0%
Belo Corporation, 7.25%, 09/15/2027	$2,000,000	2,180,000
Cumulus Media Holdings, Inc., 7.75%, 05/01/2019	3,750,000	3,609,375
iHeartCommunications, Inc., 144A, 10.63%, 03/15/2023	900,000	915,750
LIN Television Corporation, 6.38%, 01/15/2021	895,000	930,800
Sinclair Television Group, Inc., 144A, 5.63%, 08/01/2024	1,500,000	1,526,250
Sirius XM Radio, Inc., 144A, 5.38%, 04/15/2025	2,900,000	2,914,500
Univision Communications, Inc., 144A, 8.50%, 05/15/2021	3,500,000	3,753,750
		15,830,425
Buildings & Real Estate 2.8%
BMBG Bond Finance S.C.A., 144A, (Luxembourg), 5.01%, 10/15/2020(g)	€3,275,000	3,716,910
Headwaters, Inc., 7.25%, 01/15/2019	$2,751,000	2,881,672
Interline Brands, Inc., 10.00%, 11/15/2018(f)	2,218,000	2,328,900
		8,927,482
Cable & Satellite TV 6.7%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	3,230,000	3,326,900
Altice Finco S.A., 144A, (Luxembourg), 7.63%, 02/15/2025	750,000	764,531

Corporate Bonds (continued)

	Principal Amount	Value(a)
Altice Finco S.A., 144A, (Luxembourg), 9.88%, 12/15/2020	$1,000,000	$1,103,750
AMC Networks, Inc., 7.75%, 07/15/2021	3,235,000	3,526,150
CCO Holdings, LLC, 7.00%, 01/15/2019	2,750,000	2,856,562
Cequel Communications Holdings I, LLC, 144A, 6.38%, 09/15/2020	1,245,000	1,311,919
CSC Holdings, LLC, 8.63%, 02/15/2019	2,000,000	2,316,200
Videotron, Ltd., (Canada), 9.13%, 04/15/2018	420,000	428,652
Virgin Media Secured Finance PLC, 144A, 5.25%, 01/15/2026	2,816,000	2,801,920
WideOpenWest Finance, LLC, 10.25%, 07/15/2019	2,500,000	2,684,875
		21,121,459
Cargo Transportation 1.0%
Watco Companies, LLC, 144A, 6.38%, 04/01/2023	3,000,000	3,041,250
Chemicals, Plastics & Rubber 0.7%
NOVA Chemicals Corporation, 144A, (Canada), 5.00%, 05/01/2025	2,000,000	2,107,500
Consumer Products 2.5%
Elizabeth Arden, Inc., 7.38%, 03/15/2021	3,180,000	2,774,550
NBTY, Inc., 9.00%, 10/01/2018	5,000,000	5,200,000
		7,974,550
Containers, Packaging & Glass 1.3%
Berry Plastics Corporation, 9.75%, 01/15/2021	3,375,000	3,704,063
Reynolds Group Issuer, Inc., 9.88%, 08/15/2019	448,000	477,400
		4,181,463
Diversified & Conglomerate Services 2.8%
Abengoa Finance SAU, 144A, (Spain), 8.88%, 11/01/2017	4,000,000	4,170,000

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Affinion Investments, LLC, 13.50%, 08/15/2018	$4,060,000	$2,243,150
Syncreon Group B.V., 144A, (Netherlands), 8.63%, 11/01/2021	3,000,000	2,430,000
		8,843,150
Electronics 1.9%
Syniverse Holdings, Inc., 9.13%, 01/15/2019	6,500,000	6,110,000
Healthcare, Education & Childcare 5.6%
ConvaTec Finance International S.A., 144A, (Luxembourg), 8.25%, 01/15/2019(f)	5,140,000	5,184,975
ExamWorks Group, Inc., 5.63%, 04/15/2023	1,305,000	1,347,413
Jaguar Holding Company I, 144A, 9.38%, 10/15/2017(f)	4,000,000	4,090,000
Lantheus Medical Imaging, Inc., 9.75%, 05/15/2017	4,000,000	3,930,000
Valeant Pharmaceuticals International, 144A, 6.75%, 08/15/2021	1,500,000	1,571,250
Valeant Pharmaceuticals International, 144A, 7.25%, 07/15/2022	1,500,000	1,599,375
		17,723,013
Hotels, Motels, Inns & Gaming 8.2%
Boyd Gaming Corporation, 9.13%, 12/01/2018	1,100,000	1,150,875
Gala Electric Casinos, PLC, 144A, (Great Britain), 11.50%, 06/01/2019	£3,000,000	4,791,228
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	556,200	892,564
Graton Economic Development Authority, 144A, 9.63%, 09/01/2019	$2,370,000	2,586,263
Marina District Finance Company, Inc., 9.88%, 08/15/2018	4,943,000	5,153,078
Peninsula Gaming, LLC, 144A, 8.38%, 02/15/2018	4,000,000	4,180,000
Pinnacle Entertainment, Inc., 8.75%, 05/15/2020	3,000,000	3,153,750

Corporate Bonds (continued)

	Principal Amount	Value(a)
SNAI S.p.A., 144A, (Italy), 7.63%, 06/15/2018	€2,360,000	$2,775,830
SNAI S.p.A., 144A, (Italy), 12.00%, 12/15/2018	1,000,000	1,204,338
		25,887,926
Mining, Steel, Non-Precious Metals 0.4%
Peabody Energy Corporation, 6.50%, 09/15/2020	$2,250,000	1,395,000
Oil & Gas 4.4%
Ferrellgas Partners, L.P., 8.63%, 06/15/2020	5,581,000	5,818,192
Halcon Resources Corporation, 8.88%, 05/15/2021	3,000,000	2,343,000
Halcon Resources Corporation, 9.75%, 07/15/2020	1,438,000	1,179,160
Halcon Resources Corporation, 144A, 8.63%, 02/01/2020(h)	625,000	650,391
Linn Energy, LLC, 6.25%, 11/01/2019	1,875,000	1,584,375
Midstates Petroleum Company, Inc., 9.25%, 06/01/2021	3,500,000	1,855,000
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020	500,000	275,000
Quicksilver Resources, Inc., 11.00%, 07/01/2021(i)	1,000,000	130,000
		13,835,118
Packaging 3.2%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	4,630,000	5,000,400
GCL Holdings S.C.A., 144A, (Italy), 9.38%, 04/15/2018	€4,000,000	4,695,792
Guala Closures S.p.A., 144A, (Italy), 5.42%, 11/15/2019(g)	545,000	613,762
		10,309,954
Personal Transportation 0.8%
Air Medical Merger Sub Corporation, 144A, 6.38%, 05/15/2023	$2,500,000	2,428,125

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Retail Stores 0.9%
Family Tree Escrow, LLC, 144A, 5.75%, 03/01/2023	$705,000	$740,250
Rite Aid Corporation, 144A, 6.13%, 04/01/2023	2,045,000	2,119,131
		2,859,381
Service & Equipment 3.4%
First Data Corporation, 144A, 8.75%, 01/15/2022(f)	2,500,000	2,675,000
First Data Corporation, 144A, 8.88%, 08/15/2020	2,223,000	2,350,823
TMF Group Holding B.V., 144A, (Netherlands), 5.42%, 12/01/2018(g)	€2,625,000	2,976,726
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	2,250,000	2,731,489
		10,734,038
Technology 2.3%
Epicor Software Corporation, 8.63%, 05/01/2019	$4,215,000	4,404,675
Sabre GLBL, Inc., 144A, 5.38%, 04/15/2023	725,000	739,500
Zebra Technologies Corporation, 144A, 7.25%, 10/15/2022	1,945,000	2,100,600
		7,244,775
Telecommunications 4.0%
Cincinnati Bell, Inc., 8.38%, 10/15/2020	1,429,000	1,518,312
Cincinnati Bell, Inc., 8.75%, 03/15/2018	4,000,000	4,088,800
Sprint Communications, Inc., 144A, 7.00%, 03/01/2020	310,000	342,938
Sprint Corporation, 7.88%, 09/15/2023	3,109,000	3,120,659
Wind Acquisition Finance S.A., 144A, (Luxembourg), 5.25%, 04/30/2019(g)	€750,000	851,506
Zayo Group, LLC, 10.13%, 07/01/2020	$2,489,000	2,825,015
		12,747,230

Corporate Bonds (continued)

	Principal Amount	Value(a)
Utilities 1.5%
NRG Energy, Inc., 7.88%, 05/15/2021	$1,000,000	$1,068,400
NRG Energy, Inc., 8.25%, 09/01/2020	3,500,000	3,692,500
		4,760,900
Total Corporate Bonds (Cost: $226,354,882)		212,532,416

Collateralized Loan Obligations/
Collateralized Debt Obligations 24.4%(g)

AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 3.83%, 07/27/2026	2,000,000	1,908,618
Apidos CLO XII, 144A, (Cayman Islands), 3.33%, 04/15/2025	4,000,000	3,822,568
Apidos CLO XIV, 144A, (Cayman Islands), 3.77%, 04/15/2025	4,000,000	3,888,068
Apidos CLO XV, 144A, (Cayman Islands), 3.53%, 10/20/2025	3,000,000	2,871,078
Apidos CLO XVI, 144A, (Cayman Islands), 3.53%, 01/19/2025	1,000,000	945,580
Atrium IX, 144A, (Cayman Islands), 3.76%, 02/28/2024	2,500,000	2,436,472
Cent CLO XVII, 144A, (Cayman Islands), 3.76%, 01/30/2025	4,000,000	3,885,012
Denali Capital CLO XI, Ltd., 144A, (Cayman Islands), 4.61%, 04/20/2027	2,000,000	1,893,742
Dryden Senior Loan Fund XXX, Ltd., 144A, (Cayman Islands), 3.46%, 11/15/2025	1,000,000	951,799
Finn Square CLO, Ltd., 144A, (Cayman Islands), 3.87%, 12/24/2023	4,500,000	4,364,284
Galaxy XV CLO, Ltd., 144A, (Cayman Islands), 3.68%, 04/15/2025	4,000,000	3,835,236
Galaxy XVI CLO, Ltd., 144A, (Cayman Islands), 3.61%, 11/16/2025	2,000,000	1,934,490

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Collateralized Loan Obligations/
Collateralized Debt Obligations(g) (continued)

	Principal Amount	Value(a)
Greywolf CLO II, Ltd., 144A, (Cayman Islands), 4.11%, 04/15/2025	$4,000,000	$3,980,388
Halcyon Loan Advisors Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.78%, 04/15/2025	4,000,000	3,800,140
ING IM CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.78%, 04/15/2024	3,000,000	2,919,672
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 3.78%, 07/15/2026	3,000,000	2,898,522
Mountain Hawk I CLO, Ltd., 144A, (Cayman Islands), 3.38%, 01/20/2024	3,000,000	2,815,680
Northwoods Capital XI Ltd., 144A, (Cayman Islands), 3.73%, 04/15/2025	2,500,000	2,293,170
Oak Hill Credit Partners X, Ltd., 144A, (Cayman Islands), 3.68%, 07/20/2026	3,000,000	2,896,269
OHA Credit Partners VIII, Ltd., 144A, (Cayman Islands), 3.78%, 04/20/2025	4,000,000	3,887,896
OHA Loan Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.86%, 07/23/2025	4,000,000	3,920,288

Collateralized Loan Obligations/
Collateralized Debt Obligations(g) (continued)

	Principal Amount	Value(a)
OZLM Funding III, Ltd., 144A, (Cayman Islands), 4.18%, 01/22/2025	$2,000,000	$1,972,720
OZLM Funding IV, Ltd., 144A, (Cayman Islands), 3.78%, 07/22/2025	2,500,000	2,363,848
Steele Creek CLO 2014-1, Ltd., 144A, (Cayman Islands), 3.66%, 08/21/2026	2,450,000	2,295,476
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 3.82%, 06/10/2025	4,000,000	3,868,108
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.91%, 11/07/2025	3,000,000	2,850,627
WhiteHorse VII, Ltd., 144A, (Cayman Islands), 3.87%, 11/24/2025	2,000,000	1,959,266
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $76,531,790)		77,459,017
Total Investments — 139.8% (Cost: $459,163,970)		$443,078,935
Liabilities in Excess of Other Assets — (39.8%)		(126,228,513)
Net Assets — 100.0%		$316,850,422

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of April 30, 2015.

(c)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(d)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)  Security valued at fair value using methods determined in good faith by or under the direction of the Board of Directors.

(f)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(g)  Variable rate coupon, rate shown as of April 30, 2015.

(h)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(i)  See Note 8 regarding Defaulted Securities.

  As of April 30, 2015, the aggregate cost of securities for Federal income tax purposes was $459,163,970.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$3,902,818
Gross unrealized depreciation	(19,987,853)
Net unrealized depreciation	$(16,085,035)

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Semi-Annual Report 2015

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments

April 30, 2015 (Unaudited)

Floating Rate Term Loans 44.5%(b)

	Principal Amount	Value(a)
Aerospace & Defense 4.3%
DAE Aviation Holdings, Inc., Initial Loan 2nd Lien, 7.75%, 08/05/2019	$1,939,298	$1,961,115
DAE Aviation Holdings, Inc., Tranche B-1 Loan (2018), 5.00%, 11/02/2018	189,556	190,661
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	1,189,655	1,185,194
TASC, Inc., 2nd Lien Term Loan, 12.00%, 05/23/2021	800,000	840,000
TASC, Inc., Term Loan, 7.00%, 05/22/2020	897,750	905,605
		5,082,575
Automobile 1.1%
Navistar, Inc., Tranche B Term Loan, 5.75%, 08/17/2017	1,330,914	1,336,743
Banking, Finance & Insurance 1.5%
Asurion, LLC, 2nd Lien Term Loan, 8.50%, 03/03/2021	1,750,000	1,773,625
Beverage, Food & Tobacco 0.0%
Charger OpCo B.V., EUR Term Loan B-2, (Netherlands), 3.50%, 07/23/2021(c)	€750,000	5,699
Charger OpCo B.V., USD Term Loan B-2, (Netherlands), 3.50%, 07/23/2021(c)	$600,000	(3,000)
		2,699
Broadcasting & Entertainment 1.9%
Clear Channel Communications, Inc., Tranche D Term Loan, 6.93%, 01/30/2019	500,000	478,125
Clear Channel Communications, Inc., Tranche E Term Loan, 7.68%, 07/30/2019	1,000,000	968,750
Sinclair Television Group, Inc., Incremental Tranche B-1 Term Loan, L+2.75%, 07/30/2021(d)	797,872	798,207
		2,245,082

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Cable & Satellite TV 1.9%
Altice Financing S.A., Term Loan, (Luxembourg), 5.50%, 07/02/2019	$997,475	$1,013,265
Promotora de Informaciones, S.A., Tranche 2, (Spain), 2.60%, 12/12/2018	€1,150,000	1,169,474
		2,182,739
Chemicals, Plastics & Rubber 3.2%
Colouroz Investment 2, LLC, Initial Term B-2 Loan 2nd Lien, 8.25%, 09/06/2022	$937,500	914,841
Flint Group GmbH, Initial Euro Term Loan 2nd Lien, (Denmark), 8.25%, 09/07/2021	€348,580	392,344
HII Holding Corporation, Term Loan 2nd Lien, 9.50%, 12/21/2020	$1,250,000	1,250,000
Ineos Finance PLC, 2022 EUR Term Loan, (Great Britain), L+3.25%, 03/31/2022(d)	€1,075,000	1,211,176
		3,768,361
Consumer Products 1.5%
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	$1,447,500	1,297,930
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	500,000	425,000
		1,722,930
Diversified & Conglomerate Services 2.9%
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	1,481,250	1,429,406
Travelport Finance Sarl, Initial Term Loans, (Luxembourg), 5.75%, 09/02/2021	1,990,720	2,009,692
		3,439,098
Electronics 1.1%
Smart Technologies ULC, Term B Loan, (Canada), 10.50%, 01/31/2018	1,331,250	1,331,250

Semi-Annual Report 2015

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Grocery 2.8%
Albertson's, LLC, Term Loan B-4, 5.50%, 08/25/2021	$1,000,000	$1,010,140
GOBP Holdings, Inc., 1st Lien Term Loan, 5.75%, 10/21/2021	1,282,500	1,296,928
GOBP Holdings, Inc., 2nd Lien Term Loan, 9.25%, 10/21/2022	946,000	938,905
		3,245,973
Healthcare, Education & Childcare 0.7%
Acadia Healthcare Company, Inc., Term Loan B, 4.25%, 02/11/2022	498,750	503,947
STHI Holding, Inc., Initial Term Loan, 4.50%, 08/06/2021	355,357	354,764
		858,711
Manufacturing 0.9%
Alliance Laundry Systems, LLC, Initial Term Loan 2nd Lien, 9.50%, 12/10/2019	1,000,000	1,002,500
Non-Durable Consumer Products 0.5%
Hanesbrands, Inc., Term Loan B, L+2.50%, 04/29/2022(d)	630,252	632,225
Oil & Gas 4.2%
Energy & Exploration Partners, LLC, Initial Loan, 7.75%, 01/22/2019	2,200,665	1,925,582
Energy Transfer Equity, L.P., Term Loan C, 4.00%, 12/02/2019	1,232,302	1,235,186
Templar Energy, LLC, Incremental Term Loans 2nd Lien, 8.50%, 11/25/2020	2,302,982	1,735,873
		4,896,641
Personal Transportation 0.8%
Air Medical Group Holdings, Inc., Initial Term Loan, L+3.50%, 04/28/2022(d)	940,000	938,994

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Personal, Food & Miscellaneous Services 1.1%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 04/02/2020	$2,462,312	$1,309,753
Pipeline 0.7%
Targa Resources Corporation, Term Loan, 5.75%, 02/25/2022	844,186	854,738
Printing & Publishing 2.8%
Dex Media East, LLC, Term Loan (2016), 6.00%, 12/30/2016	1,893,949	1,480,670
F&W Media, Inc., Initial Term Loan, 7.75%, 06/30/2019	957,947	926,814
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	846,809	851,745
		3,259,229
Retail Stores 2.5%
Dollar Tree, Inc., Initial Term Loan B, 4.25%, 03/09/2022	700,000	708,666
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loans, 5.75%, 08/21/2020	2,170,000	2,194,413
		2,903,079
Service & Equipment 0.7%
Ship Luxco 3 Sarl, Facility B1A-II, (Luxembourg), 6.00%, 11/29/2019	£500,000	769,852
Technology 3.3%
Allflex Holdings III, Inc., (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	$1,500,000	1,504,020
Aricent Technologies, Initial Term Loan, (Cayman Islands), 5.50%, 04/14/2021	837,891	845,751
Ship Midco, Ltd., Facility C1 (GBP), (Great Britain), 5.75%, 11/29/2019	£1,000,000	1,543,543
		3,893,314

Semi-Annual Report 2015

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Telecommunications 1.8%
Communications Sales & Leasing, Inc., Term Loan, L+4.00%, 10/24/2022(d)	$1,710,000	$1,705,725
Sable International Finance, Ltd., Term Loan, (Cayman Islands), 5.50%, 04/28/2017	453,383	453,383
		2,159,108
Utilities 2.3%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), 6.38%, 08/13/2018(c)	173,813	44,485
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), 6.38%, 08/13/2019	2,622,714	2,622,058
		2,666,543
Total Floating Rate Term Loans (Cost: $54,565,237)		52,275,762

Corporate Bonds 60.5%

Aerospace & Defense 1.3%
Bombardier, Inc., 144A, (Canada), 7.50%, 03/15/2025	1,550,000	1,536,438
Automobile 1.7%
Navistar International Corporation, 8.25%, 11/01/2021	980,000	968,975
ZF North America Capital, Inc., 4.75%, 04/29/2025	1,000,000	1,002,500
		1,971,475
Banking, Finance & Insurance 0.9%
TransUnion, 9.63%, 06/15/2018(e)	1,000,000	1,007,500
Beverage, Food & Tobacco 1.8%
Premier Foods Finance PLC, 144A, (Great Britain), 5.56%, 03/16/2020(f)	£1,485,000	2,120,810
Broadcasting & Entertainment 2.9%
Cumulus Media Holdings, Inc., 7.75%, 05/01/2019	$1,500,000	1,443,750
iHeartCommunications, Inc., 144A, 10.63%, 03/15/2023	600,000	610,500

Corporate Bonds (continued)

	Principal Amount	Value(a)
Sinclair Television Group, Inc., 144A, 5.63%, 08/01/2024	$665,000	$676,637
Sirius XM Radio, Inc., 144A, 5.38%, 04/15/2025	700,000	703,500
		3,434,387
Buildings & Real Estate 2.9%
BMBG Bond Finance S.C.A., 144A, (Luxembourg), 5.01%, 10/15/2020(f)	€1,250,000	1,418,668
Headwaters, Inc., 7.25%, 01/15/2019	$916,000	959,510
Interline Brands, Inc., 10.00%, 11/15/2018(e)	1,025,000	1,076,250
		3,454,428
Cable & Satellite TV 4.8%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	1,000,000	1,030,000
Altice Finco S.A., 144A, (Luxembourg), 7.63%, 02/15/2025	300,000	305,812
Altice Finco S.A., 144A, (Luxembourg), 9.88%, 12/15/2020	500,000	551,875
AMC Networks, Inc., 7.75%, 07/15/2021	1,000,000	1,090,000
Virgin Media Secured Finance PLC, 144A, 5.25%, 01/15/2026	1,560,000	1,552,200
WideOpenWest Finance, LLC, 10.25%, 07/15/2019	1,000,000	1,073,950
		5,603,837
Consumer Products 2.8%
Elizabeth Arden, Inc., 7.38%, 03/15/2021	1,350,000	1,177,875
NBTY, Inc., 9.00%, 10/01/2018	2,000,000	2,080,000
		3,257,875
Containers, Packaging & Glass 1.0%
Berry Plastics Corporation, 9.75%, 01/15/2021	1,125,000	1,234,688

Semi-Annual Report 2015

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Diversified & Conglomerate Services 2.0%
Abengoa Finance SAU, 144A, (Spain), 8.88%, 11/01/2017	$1,000,000	$1,042,500
Affinion Investments, LLC, 13.50%, 08/15/2018	1,275,000	704,437
Syncreon Group B.V., 144A, (Netherlands), 8.63%, 11/01/2021	750,000	607,500
		2,354,437
Electronics 2.8%
NeuStar, Inc., 4.50%, 01/15/2023	1,500,000	1,320,000
Syniverse Holdings, Inc., 9.13%, 01/15/2019	2,129,000	2,001,260
		3,321,260
Healthcare, Education & Childcare 4.0%
ConvaTec Finance International S.A., 144A, (Luxembourg), 8.25%, 01/15/2019(e)	1,120,000	1,129,800
ExamWorks Group, Inc., 5.63%, 04/15/2023	835,000	862,138
Jaguar Holding Company I, 144A, 9.38%, 10/15/2017(e)	1,500,000	1,533,750
Lantheus Medical Imaging, Inc., 9.75%, 05/15/2017	1,179,000	1,158,367
		4,684,055
Hotels, Motels, Inns & Gaming 12.0%
Boyd Gaming Corporation, 9.13%, 12/01/2018	500,000	523,125
Gala Electric Casinos, PLC, 144A, (Great Britain), 11.50%, 06/01/2019	£1,250,000	1,996,345
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	495,900	795,798
Graton Economic Development Authority, 144A, 9.63%, 09/01/2019	$950,000	1,036,688
Marina District Finance Company, Inc., 9.88%, 08/15/2018	2,000,000	2,085,000
Mohegan Tribal Gaming Authority, 144A, 11.00%, 09/15/2018	2,000,000	1,995,000

Corporate Bonds (continued)

	Principal Amount	Value(a)
Peninsula Gaming, LLC, 144A, 8.38%, 02/15/2018	$2,000,000	$2,090,000
Pinnacle Entertainment, Inc., 8.75%, 05/15/2020	1,250,000	1,314,062
SNAI S.p.A., 144A, (Italy), 7.63%, 06/15/2018	€1,118,000	1,314,991
SNAI S.p.A., 144A, (Italy), 12.00%, 12/15/2018	750,000	903,253
		14,054,262
Mining, Steel, Non-Precious Metals 0.7%
Peabody Energy Corporation, 6.50%, 09/15/2020	$1,250,000	775,000
Oil & Gas 4.7%
Ferrellgas Partners, L.P., 8.63%, 06/15/2020	1,687,000	1,758,697
Halcon Resources Corporation, 8.88%, 05/15/2021	1,000,000	781,000
Halcon Resources Corporation, 9.25%, 02/15/2022	1,000,000	775,000
Halcon Resources Corporation, 9.75%, 07/15/2020	217,000	177,940
Halcon Resources Corporation, 144A, 8.63%, 02/01/2020(g)	235,000	244,547
Linn Energy, LLC, 6.25%, 11/01/2019	1,125,000	950,625
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020	1,500,000	825,000
		5,512,809
Packaging 3.1%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	1,634,000	1,764,720
GCL Holdings S.C.A., 144A, (Italy), 9.38%, 04/15/2018	€1,500,000	1,760,922
Guala Closures S.p.A., 144A, (Italy), 5.42%, 11/15/2019(f)	150,000	168,925
		3,694,567
Personal Transportation 0.8%
Air Medical Merger Sub Corporation, 144A, 6.38%, 05/15/2023	$1,000,000	971,250

Semi-Annual Report 2015

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Retail Stores 0.3%
Rite Aid Corporation, 144A, 6.13%, 04/01/2023	$340,000	$352,325
Service & Equipment 4.0%
First Data Corporation, 144A, 8.75%, 01/15/2022(e)	1,000,000	1,070,000
First Data Corporation, 144A, 8.88%, 08/15/2020	750,000	793,125
TMF Group Holding B.V., 144A, (Netherlands), 5.42%, 12/01/2018(f)	€875,000	992,242
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	1,500,000	1,820,993
		4,676,360
Technology 1.8%
Epicor Software Corporation, 8.63%, 05/01/2019	$2,000,000	2,090,000
Telecommunications 2.9%
Cincinnati Bell, Inc., 8.38%, 10/15/2020	475,000	504,687
Cincinnati Bell, Inc., 8.75%, 03/15/2018	1,440,000	1,471,968
Sprint Communications, Inc., 144A, 7.00%, 03/01/2020	150,000	165,938
Sprint Corporation, 7.88%, 09/15/2023	1,311,000	1,315,916
		3,458,509
Utilities 1.3%
NRG Energy, Inc., 8.25%, 09/01/2020	1,500,000	1,582,500
Total Corporate Bonds (Cost: $76,906,414)		71,148,772

Collateralized Loan Obligations/
Collateralized Debt Obligations 38.4%

AMMC CLO XIII, Ltd., 144A, (Cayman Islands), 5.08%, 01/26/2026(f)	2,000,000	1,797,166
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 5.08%, 07/27/2026(f)	1,500,000	1,357,926

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Apidos CLO XVI, 144A, (Cayman Islands), 4.78%, 01/19/2025(f)	$2,000,000	$1,763,788
Atlas Senior Loan Fund III, Ltd., 144A, (Cayman Islands), 08/18/2025	1,500,000	1,374,683
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 3.71%, 02/17/2026(f)	1,000,000	960,972
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 4.96%, 02/17/2026(f)	2,000,000	1,832,726
Atlas Senior Loan Fund VI, Ltd., 144A, (Cayman Islands), 5.48%, 10/15/2026(f)	1,000,000	936,359
Atrium CLO, 144A, (Cayman Islands), 11/16/2022(f)	1,600,000	1,505,346
Babson CLO, Inc., 2007-I, 144A, (Cayman Islands), 01/18/2021	1,000,000	654,911
Babson CLO, Ltd., 2013-II, 144A, (Cayman Islands), 4.78%, 01/18/2025(f)	2,000,000	1,794,350
Canyon Capital CLO 2015-1, Ltd., 144A, (Cayman Islands), 5.72%, 04/15/2027(f)	1,500,000	1,378,683
Cent CLO XVIII, Ltd., 144A, (Cayman Islands), 4.88%, 07/23/2025(f)	3,000,000	2,711,727
Clear Creek CLO, Ltd., 144A, (Cayman Islands), 6.02%, 04/20/2027(f)	1,000,000	940,861
Denali Capital CLO XI, Ltd., 144A, (Cayman Islands), 5.89%, 04/20/2027(f)	1,000,000	883,377
Dorchester Park CLO Ltd., 144A, (Cayman Islands), 5.51%, 01/20/2027(f)	625,000	585,496
Dryden 37 Senior Loan Fund, 144A, (Cayman Islands), 5.72%, 04/15/2027(f)	1,250,000	1,160,785
Dryden XXV Senior Loan Fund, 144A, (Cayman Islands), 01/15/2025	250,000	168,596
Emerson Park CLO, Ltd. 2013-1, 144A, (Cayman Islands), 07/15/2025(h)	450,000	329,146

Semi-Annual Report 2015

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Flatiron CLO 2013-1, Ltd., 144A, (Cayman Islands), 5.17%, 01/17/2026(f)	$1,750,000	$1,576,200
Galaxy CLO 2015-19 Ltd., 144A, (Cayman Islands), 5.36%, 01/24/2027(f)	800,000	739,418
Goldentree Loan Opportunities VI, Ltd., 144A, (Cayman Islands), 04/17/2022	1,500,000	1,083,588
Goldentree Loan Opportunities XI, Ltd., 144A, (Cayman Islands), 5.86%, 04/18/2027(f)	1,000,000	938,675
Halcyon Loan Advisors Funding 2015-1, Ltd., 144A, (Cayman Islands), 5.92%, 04/20/2027(f)	750,000	684,662
ING IM CLO 2012-1, Ltd., 144A, (Cayman Islands), 5.47%, 03/14/2022(f)	2,000,000	1,978,502
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 5.28%, 07/15/2026(f)	2,000,000	1,796,002
Jamestown CLO XI, Ltd., 144A, (Cayman Islands), 5.01%, 02/20/2027(f)	900,000	795,344
LCM XII, L.P., 144A, (Cayman Islands), 10/19/2022	1,000,000	685,737
LCM XIII, L.P., 144A, (Cayman Islands), 01/19/2023	1,775,000	1,182,003
Madison Park Funding IV, Ltd., 144A, (Cayman Islands), 03/22/2021	700,000	981,252

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Mountain Hawk III CLO, Ltd., 144A, (Cayman Islands), 5.13%, 04/18/2025(f)	$2,000,000	$1,737,530
Nautique Funding, Ltd., 144A, (Cayman Islands), 04/15/2020	1,300,000	706,325
Northwoods Capital X, Ltd., 144A, (Cayman Islands), 4.85%, 11/04/2025(f)	2,000,000	1,671,680
Octagon Investment Partners XVIII, Ltd., 144A, (Cayman Islands), 5.51%, 12/16/2024(f)	2,000,000	1,810,856
OHA Credit Partners VI, Ltd., 144A, (Cayman Islands), 4.56%, 05/15/2023(f)	750,000	679,580
OZLM Funding V, Ltd., 144A, (Cayman Islands), 5.03%, 01/17/2026(f)	2,000,000	1,823,264
Symphony CLO IV, Ltd., 144A, (Cayman Islands), 07/18/2021	500,000	405,649
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 5.57%, 06/10/2025(f)	1,500,000	1,394,547
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 11/07/2025	500,000	346,596
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $45,688,496)		45,154,308
Total Investments — 143.4% (Cost: $177,160,147)		$168,578,842
Liabilities in Excess of Other Assets — (43.4%)		(51,045,437)
	Net Assets — 100.0%	$117,533,405

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of April 30, 2015.

(c)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(d)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(f)  Variable rate coupon, rate shown as of April 30, 2015.

Semi-Annual Report 2015

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Footnotes (continued)

(g)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(h)  Security valued at fair value using methods determined in good faith by or under the direction of the Board of Directors.

  As of April 30, 2015, the aggregate cost of securities for Federal income tax purposes was $177,160,147.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$1,121,238
Gross unrealized depreciation	(9,702,543)
Net unrealized depreciation	$(8,581,305)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	Ares Dynamic Credit Allocation Fund, Inc.	Ares Multi-Strategy Credit Fund, Inc.
Assets:
Investments, at value (cost $459,163,970 and $177,160,147, respectively)	$443,078,935	$168,578,842
Cash	13,179,812	5,393,244
Cash denominated in foreign currency, at value (cost $1,003,283 and $659,475, respectively)	1,059,780	681,263
Receivable for securities sold	5,094,449	2,357,863
Interest and principal receivable	5,909,732	2,304,888
Deferred debt issuance cost	137,468	110,254
Prepaid expenses	351,992	58,670
Total assets	468,812,168	179,485,024
Liabilities:
Line of credit outstanding	132,638,649	55,958,366
Payable for securities purchased	18,438,714	5,479,494
Payable for investment advisory fees	355,762	137,931
Payable for interest expense	90,698	37,254
Payable for administration, custodian and transfer agent fees	45,960	22,444
Payable for investor support fees	35,579	13,795
Payable for commitment fee	31,475	9,407
Accrued expenses and other payables	324,909	292,928
Total liabilities	151,961,746	61,951,619
Net assets	$316,850,422	$117,533,405
Net assets consist of:
Paid-in capital	$327,040,118	$123,963,326
Distributions in excess of net investment income	(1,768,860)	(326,706)
Accumulated net realized gain on investments and foreign currency	2,604,821	91,381
Net unrealized appreciation/(depreciation) on investments and foreign currency	(11,025,657)	(6,194,596)
Net assets	$316,850,422	$117,533,405
Common shares:
Shares outstanding (authorized 1 billion shares of each Fund of $0.001 par value)	17,166,012	5,204,200
Net asset value per share	$18.46	$22.58

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Operations

For the six months ended April 30, 2015 (Unaudited)

	Ares Dynamic Credit Allocation Fund, Inc.	Ares Multi-Strategy Credit Fund, Inc.
Investment income:
Interest	$14,480,430	$6,245,544
Expenses:
Investment advisory fees (Note 6)	2,132,663	832,064
Interest expense (Note 5)	582,009	260,019
Investor support fees (Note 6)	213,269	83,208
Administration, custodian and transfer agent fees (Note 6)	170,508	72,612
Insurance expense	138,747	59,584
Legal fees	116,483	111,576
Amortization of debt issuance cost (Note 5)	47,845	38,378
Audit fees	48,101	51,424
Directors fees	39,405	39,332
Printing expense	30,734	30,244
Commitment fee expense (Note 5)	25,923	8,034
Reorganization expense	201,316	201,169
Administrative services of the adviser	396,712	—
Other expenses	55,034	22,763
Total expenses	4,198,749	1,810,407
Net investment income	10,281,681	4,435,137
Net realized and change in unrealized gain/(loss) on investments and foreign currency
Net realized loss on investments	(642,077)	(121,151)
Net realized gain/(loss) on foreign currency	116,631	(46,948)
Net change in unrealized appreciation/(depreciation) on investments	(2,664,923)	(1,474,981)
Net change in unrealized appreciation/(depreciation) on foreign currency	441,765	(39,448)
Net realized and change in unrealized loss on investments and foreign currency	(2,748,604)	(1,682,528)
Total increase in net assets resulting from operations	$7,533,077	$2,752,609

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Changes in Net Assets

For the periods shown (Unaudited)

	Ares Dynamic Credit Allocation Fund, Inc.		Ares Multi-Strategy Credit Fund, Inc.
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
Increase in net assets from operations:
Net investment income	$10,281,681	$21,390,979	$4,435,137	$8,024,110
Net realized gain (loss) on investments and foreign currency	(525,446)	1,548,929	(168,099)	203,155
Net change in unrealized appreciation/ (depreciation) on investments and foreign currency	(2,223,158)	(10,997,022)	(1,514,429)	(4,497,631)
Net increase from operations	7,533,077	11,942,886	2,752,609	3,729,634
Distributions to shareholders from:
Net investment income	(12,050,541)	(24,101,066)	(4,761,843)	(7,936,405)
Decrease in net assets from operations and distributions	(4,517,464)	(12,158,180)	(2,009,234)	(4,206,771)
Total decrease in net assets	(4,517,464)	(12,158,180)	(2,009,234)	(4,206,771)
Net Assets, beginning of period	321,367,886	333,526,066	119,542,639	123,749,410
Net Assets, end of period	$316,850,422	$321,367,886	$117,533,405	$119,542,639
Undistributed net income/Distributions in excess of net investment income (loss)	$(1,768,860)	$(2,710,087)	$(326,706)	$29,355

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Cash Flows

For the six months ended April 30, 2015 (Unaudited)

	Ares Dynamic Credit Allocation Fund, Inc.	Ares Multi-Strategy Credit Fund, Inc.
Operating activities:
Net increase in net assets from operations	$7,533,077	$2,752,609
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in)/provided by operating activities:
Purchases of investments	(251,677,828)	(109,402,413)
Proceeds from the sale of investments	229,221,446	98,915,280
Amortization and accretion of discounts and premiums, net	405,452	99,072
Net realized gain on investments	642,077	121,151
Net realized (gain)/loss on foreign currency	(116,631)	46,948
Net change in unrealized appreciation on investments	3,009,692	1,647,365
Net change in unrealized depreciation on foreign currency	(786,534)	(132,936)
Changes in operating assets and liabilities:
Receivable for securities sold	10,876,356	6,263,601
Interest and principal receivable	(97,730)	17,078
Deferred debt issuance cost	47,486	38,378
Prepaid expenses	(349,566)	(50,252)
Payable for securities purchased	(3,300,395)	(2,411,736)
Payable for investment advisory fees	(30,361)	(8,069)
Payable for interest expense	32,641	432
Payable for commitment fee	25,922	8,034
Payable for investor support fees	(3,033)	(3,630)
Payable for administration, custodian and transfer agent fees	(2,015)	1,701
Accrued expenses and other payables	184,221	128,696
Net cash (used in)/provided by operating activities	(4,385,723)	(1,968,691)
Financing activities:
Borrowings on line of credit	82,327,491	32,515,768
Paydowns on line of credit	(83,694,597)	(30,971,770)
Distributions paid — common shareholders — net	(12,050,541)	(4,761,843)
Net cash (used in)/provided by financing activities	(13,417,647)	(3,217,845)
Effect of exchange rate changes on cash	6,644,228	2,512,146
Net increase/(decrease) in cash	(11,159,142)	(2,674,390)
Cash:
Beginning of period	25,398,734	8,748,897
End of period	$14,239,592	$6,074,507
Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$549,368	$259,587

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

For the periods shown (Unaudited)

	Six Month Period Ended April 30, 2015		Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value, beginning of period	$18.72		$19.43	$19.10
Income from investment operations:
Net investment income	0.60		1.24	1.09
Net realized and change in unrealized gain (loss)	(0.16)		(0.55)	0.45
Total from investment operations	0.44		0.69	1.54
Less distributions declared to shareholders:
From net investment income	(0.70)		(1.40)	(1.17)
Capital share transactions:
Common share offering costs charged to paid-in capital	—		—	(0.04)
Net asset value common shares, end of period	$18.46		$18.72	$19.43
Market value common shares, end of period	$16.28		$16.86	$18.05
Net asset value total return(b)	2.44	%(c)	3.54%	8.04	%(c)
Market value total return(d)	0.81	%(c)	1.02%	(4.03	)%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$316,850		$321,368	$333,526
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.68	%(e)	2.58%	2.18	%(c)
Expenses, exclusive of interest expense and amortization of debt issuance costs	2.28	%(e)	1.97%	1.74	%(c)
Net investment income	6.57	%(e)	6.40%	5.74	%(c)
Portfolio turnover rate	44.73	%(c)	96.01%	189.46	%(c)

(a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(c)  Not annualized.

(d)  Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(e)  Annualized.

Semi-Annual Report 2015

Ares Multi-Strategy Credit Fund, Inc.

Financial Highlights

For the periods shown (Unaudited)

	Six Month Period Ended April 30, 2015		Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value, beginning of period	$22.97		$23.78	$23.88
Income from investment operations:
Net investment income (loss)	0.86		1.55	(0.01)
Net realized and change in unrealized loss	(0.33)		(0.83)	(0.04)
Total from investment operations	0.53		0.72	(0.05)
Less distributions declared to shareholders:
From net investment income	(0.92)		(1.53)	—
Capital share transactions:
Common share offering costs charged to paid-in capital	—		—	(0.05)
Net asset value common shares, end of period	$22.58		$22.97	$23.78
Market value common shares, end of period	$20.23		$20.34	$24.39
Net asset value total return(b)	2.37	%(c)	2.82%	(0.29	)%(c)
Market value total return(d)	4.07	%(c)	(10.53)%	(2.44	)%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$117,533		$119,543	$123,749
Expenses, inclusive of interest expense and amortization of debt issuance costs	3.12	%(e)	2.77%	0.05	%(c)
Expenses, exclusive of interest expense and amortization of debt issuance costs	2.60	%(e)	2.23%	0.05	%(c)
Net investment income (loss)	7.64	%(e)	6.45%	(0.05	)%(c)
Portfolio turnover rate	51.23	%(c)	150.42%	0.30	%(c)

(a)  For the period from October 28, 2013 (commencement of operations) to October 31, 2013.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(c)  Not annualized.

(d)  Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(e)  Annualized.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements

April 30, 2015 (Unaudited)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and Ares Multi-Strategy Credit Fund, Inc. ("ARMF") (individually, a "Fund" or, collectively, the "Funds") are corporations incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as closed-end, non-diversified, management investment companies, and intend to qualify each year to be treated as Regulated Investment Companies under Subchapter M of the Internal Revenue Code of 1986, as amended. ARDC and ARMF commenced operations on November 27, 2012 and October 28, 2013, respectively. Ares Capital Management II LLC (the "Adviser") serves as the investment adviser to the Funds. The Funds' common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbols "ARDC" and "ARMF", respectively.

Investment Objective and Policies

ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) certain securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

ARMF's investment objective is to seek an attractive risk- adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. ARMF's investments in CLOs include investments in subordinated tranches of CLO securities. The

Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

(2) Significant Accounting Policies

Accounting Estimates

The funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Funds have entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements ("Unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of April 30, 2015, the fair value of the loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $3,595,619 and $1,620,630 for ARDC and ARMF, respectively.

Interest Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Funds may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Funds do not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at year end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends and Distributions

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their net investment income after the payment of interest owed with respect to notes or other forms of leverage utilized by the Funds. The Funds intend to pay any capital gains distributions at least annually.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. Each Fund will make distributions only if authorized by its Board of Directors and declared by the Fund out of assets legally available for these distributions. Each Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to each Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If a Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board of Directors may elect to change either Fund's distribution policy at any time.

Commitments

In the normal course of business, the Funds' investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Funds' custodian. These activities may expose the Funds to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Funds enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure of the Funds under these arrangements and activities is unknown. However, the Funds expect the risk of material loss to be remote.

Income Taxes

The Funds intend to distribute all or substantially all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

The Funds may elect to incur an excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the income earned up to December 31, 2014, ARDC paid a U.S. federal excise tax of $85,549.

As of April 30, 2015, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(3) Investments

Fair Value Measurements

The Funds follow the provisions of Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines "fair value" as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date in the principal or most advantageous market of the investment. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including a single broker quote or the Fund's own assumptions in determining the fair value of investments)

The fair value of the Funds' investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Funds' custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by each Fund's Board of Directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models of third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third-party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The main inputs into the Adviser's valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

Ares Dynamic Credit Allocation Fund, Inc.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund's investments carried at fair value:

	Level 1— Quoted Prices ($)	Level 2— Other Significant Observable Inputs ($)	Level 3— Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	144,613,352	8,474,150	153,087,502
Corporate Bonds	—	212,532,416	—	212,532,416
Collateralized Loan Obligations/ Collateralized Debt Obligations	—	—	77,459,017	77,459,017
Total Investments	—	357,145,768	85,933,167	443,078,935

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended April 30, 2015:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 10/31/14	12,939,868	—	75,849,159	88,789,027
Purchases(a)	5,748,056	—	2,791,200	8,539,256
Sales(b)	(8,783,432)	—	(3,428,200)	(12,211,632)
Realized gain/ (loss) and net change in unrealized appreciation/ (depreciation)	45,844	—	2,087,876	2,133,720
Accrued discounts/ (premiums)	15,440	—	158,982	174,422
Transfers in to Level 3	1,857,250	—	—	1,857,250
Transfers out of Level 3	(3,348,876)	—	—	(3,348,876)
Balance as of 4/31/2015	8,474,150	—	77,459,017	85,933,167
Net change in unrealized appreciation/ (depreciation) from Investments held as of 4/30/2015	52,057	—	1,966,842	2,018,899

Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ended April 30, 2015 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a) Purchases include paid-in-kind interest and securities received from restructure.

(b) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of April 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Term Loans	8,474,150	Broker quotes and/or 3rd party pricing services	N/A	N/A
Collateralized Loan Obligations/ Collateralized Debt Obligations	77,459,017	Broker quotes and/or 3rd party pricing services	N/A	N/A
Total Level 3 Investments	85,933,167

Ares Multi-Strategy Credit Fund, Inc.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund's investments carried at fair value:

	Level 1— Quoted Prices ($)	Level 2— Other Significant Observable Inputs ($)	Level 3— Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	46,488,056	5,787,706	52,275,762
Corporate Bonds	—	71,148,772	—	71,148,772
Collateralized Loan Obligations/ Collateralized Debt Obligations	—	—	45,154,308	45,154,308
Total Investments	—	117,636,828	50,942,014	168,578,842

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended April 30, 2015:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 10/31/14	6,240,709	—	30,707,365	36,948,074
Purchases(a)	2,608,201	—	15,210,531	17,818,732
Sales(b)	(2,931,225)	—	(1,465,569)	(4,396,794)
Realized gain/ (loss) and net change in unrealized appreciation/ (depreciation)	26,901	—	598,735	625,636
	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Accrued discounts/ (premiums)	8,421	—	103,246	111,667
Transfers in to Level 3	1,270,750	—	—	1,270,750
Transfers out of Level 3	(1,436,051)	—	—	(1,436,051)
Balance as of 4/30/2015	5,787,706	—	45,154,308	50,942,014
Net change in unrealized appreciation/ (depreciation) from Investments held as of 4/30/2015	30,116	—	561,990	592,106

Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ended April 30, 2015 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a) Purchases include paid-in-kind interest and securities received from restructure.

(b) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of April 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Term Loans	5,787,706	Broker quotes and/or 3rd party pricing services	N/A	N/A
Collateralized Loan Obligations/ Collateralized Debt Obligations	45,154,308	Broker quotes and/or 3rd party pricing services	N/A	N/A
Total Level 3 Investments	50,942,014

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

(4) Common Stock

Common share transactions were as follows:

Ares Dynamic Credit Allocation Fund, Inc.

	Period ended April 30, 2015
	Shares	Amount ($)
Common shares outstanding — beginning of period	17,166,012	327,189,457
Common shares outstanding — end of period	17,166,012	327,189,457

Ares Multi-Strategy Credit Fund, Inc.

	Period ended April 30, 2015
	Shares	Amount ($)
Common shares outstanding — beginning of period	5,204,200	123,990,296
Common shares outstanding — end of period	5,204,200	123,990,296

(5) Credit Facility

On October 2, 2014, ARDC and ARMF entered into amended credit agreements with State Street Bank and Trust (the "Lender") in which the Lender agreed to make loans up to $150 million and $62 million, respectively, to the Funds under revolving credit facilities (the "Credit Facility") secured by certain assets of each Fund. Loans under each Credit Facility generally bear interest at the applicable LIBOR rate plus 0.85%. Unused portions of each Credit Facility will accrue a commitment fee equal to an annual rate of 0.10% if 75% of each Credit Facility is utilized or 0.20% if less than 75% of each Credit Facility is utilized. Upfront fees including related legal expenses incurred by each Fund in connection with each Credit Facility were deferred and are amortized on an effective yield method over a two-year period. These amounts are included in the Statements of Operations as Amortization of debt issuance cost. The Funds entered into these credit agreements to have the ability, if necessary, to purchase investments. The fair value of ARDC's and ARMF's borrowings under each Credit Facility approximates the carrying amount presented in the accompanying Statement of Assets and Liabilities based on a yield analysis and remaining maturities for which ARDC and ARMF have determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the period from November 1, 2014 to April 30, 2015 was approximately $114,391,203 and $50,732,437 with average borrowing costs of 1.10% and 1.17% for ARDC and ARMF, respectively. As of April 30, 2015, the amounts outstanding under this Credit Facility were $132,638,649 and $55,958,366 for ARDC and ARMF, respectively.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management, L.P. ("Ares") and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Funds pursuant to separate investment advisory agreements with the Funds (each an "Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, each Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Funds' Managed Assets. For ARDC, "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. For ARMF, "Managed Assets" means the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by ARMF is not considered a liability for this calculation. The management fees incurred for the period ended April 30, 2015 were $2,132,663 and $832,064 for ARDC and ARMF, respectively.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Funds at the request of the Funds. Under each Investment Advisory Agreement, the Adviser may seek reimbursement from the applicable Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Adviser, however, contractually agreed not to seek reimbursement from the Funds for these administrative costs during the fiscal years ended October 31, 2013 and October 31, 2014. Commencing November 1, 2014, ARDC began reimbursing the Adviser for these administrative costs, resulting in reimbursements by ARDC of $396,712 to the Adviser for the period ended April 30, 2015. For ARMF, the Adviser has contractually agreed until October 31, 2015 to not seek reimbursement from ARMF for these administrative costs. This agreement will terminate in accordance with its

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of ARMF. Beginning November 1, 2015, the Adviser will be permitted to seek administrative cost reimbursements from ARMF.

The Funds have engaged State Street Bank and Trust Company ("State Street") to serve as the Funds' administrator, custodian and transfer agent. Under the service agreements between State Street and the Funds, State Street provides certain administrative services necessary for the operation of the Funds. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Funds pay State Street for these services. The total expenses incurred for the period ended April 30, 2015 were $170,508 and $72,612 for ARDC and ARMF, respectively.

The Funds have retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Funds. Such services include providing ongoing contact with respect to the Funds and their performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Funds' common shares, and with the closed-end fund analyst community regarding the Funds on a regular basis, and developing and maintaining a website for the Funds. The Funds pay Destra 0.10% of Managed Assets for these services. The terms of this agreement shall be in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred for the period ended April 30, 2015 was $213,269 and $83,208 for ARDC and ARMF, respectively.

(7) Investment Transactions

For the period ended April 30, 2015, the cost of purchases and proceeds from sales of securities, excluding short obligations, were as follows:

	Cost of Investments Purchased $	Proceeds from Investments Sold $
Ares Dynamic Credit Allocation Fund, Inc.	218,592,862	193,124,436
Ares Multi-Strategy Credit Fund, Inc.	98,165,749	85,599,294

(8) Defaulted Securities

ARDC held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2015, the aggregate value of those securities was $130,000 representing 0.04% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest of receivable. The securities have been identified on the accompanying Statement of Investments.

(9) Risk Factors

Senior Loans Risk

Although Senior Loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to a Fund, and such defaults could reduce the net asset value of the common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities. The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that a Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the net asset value of the common shares. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the net asset value of the common shares.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by a Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price a Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans ("Subordinated Loans") generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bond Risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which a Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which a Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before a Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to a Fund. In the case of tranches ranking equally with the tranches in which a Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, a Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by a Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account distributions paid by a Fund, if any, and the ability of common stockholders to reinvest dividends. A Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common stockholders.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for a Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, a Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

A Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that a Fund would receive any interest payments on the Special Situation Investment, a Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and a Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent a Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its stockholders may be diminished. A Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Eurozone Risk

Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for a Fund. A number of a Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund.

(10) Annual Meetings of Stockholders

The Annual Meetings of Stockholders of the Funds will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on July 14, 2015 at 11:00 a.m., Pacific Time. A Notice Regarding the Availability of Proxy Materials on the Internet has been mailed to stockholders of record as of May 22, 2015.

(11) Proposed Reorganization and Changes to ARDC's Investment Policies

On April 2, 2015, the Boards of Directors of the Funds approved a plan of reorganization whereby ARDC would acquire all of the assets and assume all of the liabilities of ARMF in exchange for newly issued shares of ARDC in a reorganization transaction (the "Proposed Reorganization"), subject to the approval of certain proposals by the stockholders of the Funds as detailed in the Funds' joint proxy statement/prospectus dated June 15, 2015 (the "Joint Proxy Statement/Prospectus"). Stockholders of the Funds will be asked to approve these proposals at a joint special meeting of stockholders of ARDC and ARMF to be held at the offices of

Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on July 14, 2015 at 12:00 p.m., Pacific Time.

In connection with its consideration of items related to the Proposed Reorganization, the Board of ARDC also approved certain changes that broadened the scope of investments that may be included in ARDC's portfolio as part of the primary strategies used to seek ARDC's investment objective in order to provide the Adviser with increased flexibility in pursuing ARDC's investment objective. Specifically, in addition to its primary investments, ARDC gained the ability to increase its investments in (i) asset-backed securities and (ii) derivatives representing fixed-income securities. As detailed in the Joint Proxy Statement/Prospectus, ARDC also will seek to amend certain of its fundamental investment restrictions and its 80% investment policy. If ARDC's stockholders approve these proposed amendments, ARDC will be permitted to invest in debt and equity CLO Securities of any rating, including CLO Securities rated below investment grade.

Based on these changes, ARDC seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) Senior Loans made to companies whose debt is rated below investment grade, (ii) Corporate Bonds that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) certain securities issued by CLOs and other asset-backed securities. If ARDC's stockholders amend its fundamental investment restrictions as proposed, investments in any type of CLO Securities would be permitted as part of this strategy, including equity CLO Securities and CLO Securities rated below investment grade.

In addition, ARDC also augmented its other investment strategies to include the flexibility to invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe and to invest in debt and equity securities and other obligations of Stressed Issuers.

To the extent ARDC invests more of its assets in the types of investments noted above, it may have greater exposure to the risks associated with investment in those securities and financial instruments. See "Risk Factors" above. There can be no assurance that ARDC will achieve its investment objective or be able to structure its investment portfolio as anticipated. ARDC expects that its allocation to different types of investments and financial instruments will change over time based on market conditions, the current views of the Adviser, and other factors.

The approval of the proposals related to ARDC's fundamental investment restrictions and 80% investment policy are not

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

contingent on the consummation of the Reorganization and, regardless of whether the Reorganization is consummated, the changes to ARDC's fundamental investment restrictions and 80% investment policy would become effective upon approval by ARDC's stockholders. See the Joint Proxy Statement/Prospectus for more information.

If the Proposed Reorganization is consummated prior to November 1, 2015, the Adviser has contractually agreed not to seek administrative cost reimbursements from ARDC as the surviving fund for the period from the date the Proposed Reorganization is consummated through October 31, 2015 for the administrative services incurred during that period that are allocable to the NAV of ARMF calculated in connection with the consummation of the Proposed Reorganization. This agreement will terminate in accordance with its terms on November 1, 2015 and may be terminated prior to that time by a vote of the Board of Directors of ARDC.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Funds, a solicitation of any vote or approval on the Proposed Reorganization, or a solicitation of any vote or approval on any change to ARDC's fundamental investment restrictions or 80% investment policy. Any such solicitation will be made by the joint proxy statement/prospectus containing important information about the Funds, which investors are urged to read carefully in its entirety. The joint proxy statement/prospectus, and any other relevant documents, are accessible, free of charge, on the SEC's website at www.sec.gov, or by calling D.F. King & Co., Inc., the Funds' proxy solicitor, at (866) 796-7186. Investors may obtain more detailed information regarding the direct and indirect interests of the Funds' directors, officers and employees, and other persons by reading the joint proxy statement/prospectus filed with the SEC.

(12) Appointment of Additional Co-Portfolio Manager

Effective February 17, 2015, John Leupp became a co-portfolio manager of each Fund.

Mr. Leupp is a portfolio manager in the Tradable Credit Group at Ares. He serves as one of three portfolio managers for the Funds. Additionally, he serves as a member on select Tradable Credit Group investment committees. Mr. Leupp joined Ares in 2003 from Credit Suisse First Boston (formerly DLJ), most recently as a Director in the Fixed Income Department responsible for the gaming, lodging and leisure industries. From 1989 to 1997, Mr. Leupp was involved in the fixed income market as a high yield research analyst covering various industries.

(13) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:

Ares Dynamic Credit Allocation Fund, Inc.

The following common share distributions were declared on April 13, 2015:

Ex-Date: May 19, 2015
Record Date: May 21, 2015
Payable Date: May 29, 2015
Per Share Amount: $0.117

Ex-Date: June 16, 2015
Record Date: June 18, 2015
Payable Date: June 30, 2015
Per Share Amount: $0.117

Ares Multi-Strategy Credit Fund, Inc.

The following common share distributions were declared on April 13, 2015:

Ex-Date: May 19, 2015
Record Date: May 21, 2015
Payable Date: May 29, 2015
Per Share Amount: $0.1525

Ex-Date: June 16, 2015
Record Date: June 18, 2015
Payable Date: June 30, 2015
Per Share Amount: $0.1525

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information

April 30, 2015 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available (1) on the Funds' website located at http://www.aresdc.com; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

April 30, 2015 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Funds. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Funds' transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Funds ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Funds. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Funds as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts, 02116 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 or by telephone at (877) 272-8164.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

April 30, 2015 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

DRIP Administrator

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

April 30, 2015 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Funds, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Funds share non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Funds do not permit use of shareholder information for any non-business or marketing purpose, nor do the Funds permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Funds' service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

April 30, 2015 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with Funds	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (56)	Director and Chairman of the Board	Since 2011 (ARDC) and 2013 (ARMF)**	Senior Partner, Ares Management, L.P.	2	Terex Corporation
Seth J. Brufsky (48)	Director, President and Chief Executive Officer	Since 2012 (ARDC) and 2013 (ARMF)*	Senior Partner, Ares Management, L.P.	2	None
Independent Directors
Michael H. Diamond (72)	Director	Since 2012(ARDC) and 2013 (ARMF)**	Sole Member, MHD Group LLC (mediation and expert witness)	2	Ares Commercial Real Estate Corporation
John J. Shaw (63)	Director	Since 2012 (ARDC) and 2013 (ARMF)*	Independent Consultant; prior to 2012, President, St. Louis Rams	2	None
Bruce H. Spector (72)	Director	Since 2014 (ARDC and AMRF)***	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management LLC (private equity)	2	The Private Bank of California (2007-2013)

(1) The address of each Director is care of the Secretary of the Funds at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2) "Interested person," as defined in the Investment Company Act, of the Funds. Mr. Sachs and Mr. Brufsky are interested persons of the Funds due to their affiliation with the Adviser.

(3) The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purpose of investment and investor services. The Ares Fund Complex consists of ARDC and ARMF.

* Term continues until each Fund's 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until each Fund's 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until each Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

April 30, 2015 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky (48)	President, Chief Executive Officer and Director	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Brufsky is a Founding Member of Ares Management. He is a Senior Partner and Portfolio Manager in the Tradable Credit Group. Mr. Brufsky also serves as a Portfolio Manager, Director, President and Chief Executive Officer of ARDC and ARMF. Additionally, he is a member of select Tradable Credit Group investment committees. He has served as Director and President and Chief Executive Officer of ARDC since 2012 and ARMF since 2013.

Daniel Nguyen (43)	Chief Financial Officer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Nguyen is an Executive Vice President, Chief Financial Officer and Treasurer of the Ares Private Equity and Tradable Credit Groups. Mr. Nguyen also serves as Chief Financial Officer of ARDC and ARMF and as Treasurer of Ares Commercial Real Estate Corporation (NYSE: ACRE). He has been an officer of Ares Capital Corporation (NASDAQ: ARCC) ("ARCC") since 2004, including Chief Financial Officer from August 2004 to March 2007 and currently is Vice President. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives.

Brett A. Byrd (48)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014 (ARDC and ARMF)

Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC and ARMF since September 2014. He joined Ares in February 2011 and is a Senior Vice President and Deputy CCO in the Ares Compliance Department. From September 2004 to February 2011, Mr. Byrd was an Associate Director at Macquarie Funds Group where he was the CCO for four of Macquarie Funds Group's U.S Registered Investment Advisers and its listed infrastructure closed end fund.

Sunny Parmar (43)	Treasurer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Parmar is the Chief Accounting Officer of the Private Equity and Tradable Credit Group of Ares. He has served as Treasurer of ARDC since 2012 and ARMF since 2013. From 2007 to 2011, Mr. Parmar was the Controller at H.I.G. Capital Partners, a private equity firm.

Daniel J. Hall (36)	General Counsel, Chief Legal Officer and Secretary	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Hall is a Senior Vice President and Senior Associate General Counsel for the Legal Department who primarily focuses on Tradable Credit Group activities which include structuring and credit related issues. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and ARMF since 2013. Between 2004 and 2009, Mr. Hall was an associate at Clifford Chance LLP where he specialized in capital markets, structured finance and derivatives.

Michael Weiner (62)	Vice President and Assistant Secretary	Since 2012 (ARDC) and 2013(ARMF)

Since September 2006, Mr. Weiner has been Vice President of ARCC and has served as Vice President, General Counsel and Secretary of Ares Management. From September 2006 to January 2010, Mr. Weiner served as General Counsel to ARCC. He has served as Vice President and Assistant Secretary of ARDC since 2012 and ARMF since 2013. Mr. Weiner has also served as Vice President (since September 2011) and General Counsel (since March 2012) of Ares Commercial Real Estate Corporation.

Keith Ashton (48)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Ashton is a Portfolio Manager in the Tradable Credit Group, primarily responsible for managing structured credit funds and separate accounts. He serves as one of three portfolio managers for ARDC and ARMF. He is also a member of select Tradable Credit Group investment committees. Prior to joining Ares in November 2011, Keith was a partner at Indicus Advisors where he launched the global structured credit business in May 2007. Prior to Indicus, Keith was a portfolio manager and Head of Structured Credit at TIAA-CREF where he managed a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Semi-Annual Report 2015

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

April 30, 2015 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Ann Kono (39)	Vice President	Since 2013 (ARDC and ARMF)

Since April 2007, Ms. Kono has been an employee of Ares Management and currently serves as the Executive Vice President of Operations and Information Systems/Technology. She has served as Vice President of ARDC and ARMF since 2013.

Americo Cascella (43)	Vice President	Since 2013 (ARDC and ARMF)

Cascella is a Portfolio Manager in the Tradable Credit Group and is Head of Tradable Credit Business Development where he is responsible for credit oversight and business development across Ares' Tradable Credit Group. Additionally, he serves as a member on select Tradable Credit Group investment committees. Mr. Cascella joined Ares in 1998 from Price Waterhouse LLP where he served as a Senior Associate with responsibility for foreign exchange and interest rate derivative risk analysis and corporate treasury risk management consulting. Mr. Cascella also directed financial evaluations of clients in various industries, including financial services, industrial products, manufacturing, professional services, and construction engineering and design.

John Eanes (33)	Vice President	Since 2013 (ARDC and ARMF)	Mr. Eanes is a portfolio manager in the Ares Tradable Credit Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Eanes joined Ares Management in 2006.
John A. Leupp (49)	Vice President	Since 2013 (ARDC and ARMF)

Leupp is a Portfolio Manager in the Tradable Credit Group. He serves as one of three portfolio managers for ARDC and ARMF. Additionally, he serves as a member on select Tradable Credit Group investment committees. Mr. Leupp joined Ares in 2003 from Credit Suisse First Boston (formerly DLJ), most recently as a Director in the Fixed Income Department responsible for the gaming, lodging and leisure industries. From 1989 to 1997, Mr. Leupp was involved in the fixed income market as a high yield research analyst covering various industries.

Jeff M. Moore (56)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Moore is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for Distressed Strategy/Tradable Credit Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Moore joined Ares Management in 1997.

Darryl L. Schall (54)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Schall is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for select Tradable Credit Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Schall joined Ares Management in 2009. He managed portfolios of distressed and high yield debt at Tudor Investment Corporation from 2002 to 2009.

(1) The address of each officer is care of the Secretary of the Funds at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Semi-Annual Report 2015

Item 2.  Code of Ethics.

Not applicable for this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6.  Schedule of Investments.

a.              Schedule of Investments is included as part of Item 1 of this Form N-CSR.

b.              Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable for this filing.

(b)(1)                  Effective February 17, 2015, John Leupp became a co-portfolio manager of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”).

Mr. Leupp is a portfolio manager in the Tradable Credit Group.  He serves as one of three portfolio managers for the Fund and Ares Multi-Strategy Credit Fund, Inc. (the “Portfolio Managers”, and each a “Portfolio Manager”). Additionally, he serves as a member on select Tradable Credit Group investment committees.  Mr. Leupp joined Ares in 2003 from Credit Suisse First Boston (formerly DLJ), most recently as a Director in the Fixed Income Department responsible for the gaming, lodging and leisure industries. From 1989 to 1997, Mr. Leupp was involved in the fixed income market as a high yield research analyst covering various industries.

(b)(2)                  As of May 31, 2015, Mr. Leupp was primarily responsible for the day-to-day portfolio management of the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Registered investment companies	6	$1,772,415,348	0	$0
Other pooled investment vehicles	1	$406,371,080	0	$0
Other accounts	10	$2,337,375,611	0	$0

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, including other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other funds advised by Ares Management L.P. and its affiliates (“Ares”) may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser’s or its related parties’ clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent the allocation is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make it impossible to receive the same price or execution on an entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities as the Fund at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower’s capital structure or in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

(b)(3)                  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive all or some combination of salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include distributions on equity interests of the Adviser’s ultimate parent company held by each Portfolio Manager, if any.

(b)(4) Ownership of Securities

As of May 31, 2015, Mr. Leupp did not beneficially own any shares of the Fund.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable for this filing.

(a)(2)                  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)                  Not applicable for this filing.

(b)                                 The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	July 1, 2015

By:	/s/ Daniel F. Nguyen
Daniel F. Nguyen
Chief Financial Officer

Date:	July 1, 2015